EXHIBIT 10F(i)


                        ASSIGNMENT OF VESSEL CONSTRUCTION
                CONTRACT FOR TWO VESSELS dated December 30, 1996


        THIS ASSIGNMENT, dated as of March 24, 1997, is between Coastal Ship, Inc. (the "Assignor") in favor of Trailer Bridge, Inc. (the "Assignee").

                                 WITNESSETH THAT

        WHEREAS, the Assignor entered into a Vessel Construction Contract For Two Vessels dated as of the 30th day of December, 1996 by and between Assignor, Halter Marine, Inc. ("Builder") and Halter Marine Group, Inc. ("Guarantor") (the "Contract"); and

        WHEREAS, Assignor wishes to assign and Assignee wishes to accept assignment of the Contract.

        NOW, THEREFORE, the parties hereby agree as follows:

        1. The Assignor hereby pledges, assigns and grants to the Assignee all of the Assignor's right, title and interest in the Contract between the Assignor and Builder and Guarantor.

        2. The Assignee hereby accepts such assignment and assumes all obligations of Assignor under the Contract.

        3. The assignment shall be binding upon and enure to the benefit of the respective successors and assigns of the Assignor and the Assignee.

        IN WITNESS WHEREOF, the Assignor and the Assignee have executed this instrument as of the date first written above.


                                      COASTAL SHIP, INC.


                                      By:  /s/ John D. McCown
                                      Name:  John D. McCown
                                      Title: Vice President



                                      TRAILER BRIDGE, INC.


                                      By:  /s/ John D. McCown
                                      Name:  John D. McCown
                                      Title: Chairman